UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TigerLogic Corporation
(Name of Registrant as Specified In Its Charter)

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TIGERLOGIC CORPORATION

25A Technology Drive, Suite 100
Irvine, California 92618

Notice of Annual Meeting of Stockholders and Important Notice Regarding the
Availability of Proxy Materials for the Stockholder Meeting to Be Held on

February 27, 2014

To the Stockholders of TigerLogic Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation (the “Company”), will be held at the Sheraton Sunnyvale Hotel located at 1100 North Mathilda Avenue, Sunnyvale, CA 94089, on Thursday, February 27, 2014 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.                                      To elect two (2) Class III directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;

2.                                      To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2014;

3.                                      To approve a non-binding advisory resolution with respect to the compensation of the Company’s named executive officers; and

4.                                      To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 14, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 25A Technology Drive, Suite 100, Irvine, California 92618, for a period of ten (10) days prior to the Annual Meeting.

A copy of the Company’s Annual Report for the fiscal year ended March 31, 2013, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

The Proxy Statement and Annual Report are also available at www.cfpproxy.com/4347.

By Order of the Board of Directors,
/s/ Richard W. Koe
Richard W. Koe
Chairman of the Board

Irvine, California

January 28, 2014

TIGERLOGIC CORPORATION

25A Technology Drive, Suite 100

Irvine, California 92618

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of TigerLogic Corporation, a Delaware corporation (the “Board” and the “Company,” respectively), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Thursday, February 27, 2014, at 10:00 a.m. local time, at the Sheraton Sunnyvale Hotel located at 1100 North Mathilda Avenue, Sunnyvale, CA 94089, and at any adjournments or postponements thereof. Our principal executive office is located at 25A Technology Drive, Suite 100, Irvine, California 92618 and our telephone number is (949) 442-4400. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the Notice of Annual Meeting and proxy are being mailed on or about January 28, 2014, to all stockholders entitled to vote at the Annual Meeting. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

GENERAL INFORMATION ABOUT THE MEETING

The close of business on January 14, 2014 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company’s outstanding voting securities consisted of 30,086,036 shares of Common Stock, which were held by approximately 132 stockholders of record.

Holders of a majority of the Company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” “AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy for which no instructions are given will be voted in accordance with the following recommendations of our Board:

“FOR” the election of Gerald F. Chew and Nancy M. Harvey as Class III directors to serve a term of three (3) years expiring at the Annual Meeting of Stockholders following the fiscal year ending on March 31, 2016 or until their successors are duly elected and qualified.

“FOR” ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2014.

“FOR” approval of the non-binding advisory resolution with respect to the compensation of our named executive officers.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the “Proxy Agents”) will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to the chief financial officer of the Company; (ii) filing a duly executed proxy bearing a later date with the Company; or (iii) attending the Annual Meeting and voting in person.

The costs of this solicitation, including the preparation, assembly, web hosting, printing and mailing of this Proxy Statement and the proxy, will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Amended and Restated Bylaws of the Company provide that the Board is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each with as nearly equal a number of directors as possible. The exact number of directors is currently set at six (6) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.

At the Annual Meeting, two (2) individuals will be elected as Class III directors to serve for a three (3) year term or until their successors are duly elected and qualified. The Board has nominated Gerald F. Chew and Nancy M. Harvey for election as Class III directors at the Annual Meeting.

The Board knows of no reason why the nominee would be unable or unwilling to serve, but if the nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of the nominee.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from the nominees. Each stockholder will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the two nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominees unless instructions to the contrary are indicated in the enclosed proxy.

Each nominee has agreed to serve the Company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The Company’s Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

The following table sets forth, as of January 15, 2014, the names, ages and committee memberships of the current directors of the Company, the dates they joined the Board and the years in which their terms expire:

Name of Director	Age	Director Since	Term Expires(1)
Gerald F. Chew	53	1998	2013
Nancy M. Harvey (3)	60	2011	2013
Douglas G. Marshall (2),(3),(4)	57	1998	2014
Philip D. Barrett (2),(3)	57	2007	2014
Richard W. Koe (5)	57	2003	2015
Douglas G. Ballinger (2),(4)	54	2009	2015

(1)         Each term ends on the date of the Annual Meeting of Stockholders held following the fiscal year ending on March 31 of such year.

(2)         Member of the Compensation Committee.

(3)         Member of the Audit Committee.

(4)         Member of the Nominating and Corporate Governance Committee.

(5)         Member of the Stock Committee.

The following is a brief summary of the background of each director:

Mr. Koe was appointed President and Chief Executive Officer on January 17, 2013, after having served as  Interim President and Chief Executive Officer since February 26, 2009. Mr. Koe joined the Board of Directors in January 2003 and has served as Chairman since December 2004. Mr. Koe has served as Managing General Partner for Astoria Capital Partners, L.P. (“Astoria”) and Montavilla Partners, L.P., both of which are investment partnerships, and as President of Astoria Capital Management (“ACM”) since July 1991. Astoria is a significant stockholder of the Company as of the record date for the Annual Meeting. Mr. Koe holds a B.A. in History from the University of Oregon. Mr. Koe serves as the sole member of the Stock Committee, a subcommittee of the Board. Mr. Koe has significant executive leadership experience having served as President of ACM, and Managing General Partner for Astoria and Montavilla Partners, L.P., for over 20 years. This experience, combined with the long-standing relationship with us as a major shareholder, and over 10 years of service on our Board of Directors, including as Chairman, uniquely qualifies Mr. Koe to continue to serve as our President and Chief Executive Officer, and as our director.

Mr. Chew was appointed as our Senior Vice President, Corporate and Product Development in September 2011 and resigned from that position effective July 31, 2013, while remaining a member of the Board. Mr. Chew joined the Board in July 1998. Since October 2003, Mr. Chew has served as Managing Director of Bridgetown Associates LLC, an investment advisory firm. From September 2008 to June 2010, Mr. Chew served as a Senior Vice President at IHS, Inc. (NYSE: IHS), a leading global source of critical information and insight. Mr. Chew served as President and Chief Operating Officer of MDSI Mobile Data Solutions Inc. (Nasdaq: MDSI), a provider of mobile workforce management solutions, from April 2001 to March 2002, and served as a director of MDSI from 1995 until April 2001. Mr. Chew holds a B.S. in Electrical Engineering from the University of California, Davis and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. Chew is also an advisor to several private companies. Until joining the Company as an employee in September 2011, Mr. Chew served as Chairman of the Audit Committee and served on the Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Chew’s extensive senior executive experience in publicly listed technology companies, combined with his 15 years of service as a director on our Board, qualifies Mr. Chew to continue to serve as our director.

Mr. Marshall joined the Board in July 1998. Mr. Marshall is the Senior Vice President of Digital Channel & Product Management for BECU, a financial services company, where he leads its digital channels, product management and payments areas. From July 2008 to March 2013, Mr. Marshall held senior management positions at First Tech Federal Credit Union, a financial services company, most recently as Chief Membership Officer, where he was responsible for branch, call center, digital and ATM channels as well as marketing and product management. From November 2001 to June 2008, Mr. Marshall held senior management positions at Washington Mutual, a financial services company, most recently as Senior Vice President of Deposit Strategy and Product Management. From August 1994 to November 2001, Mr. Marshall held a number of marketing positions at Bank of America (NYSE: BAC), a financial services company, most recently as Senior Vice President of Brand Management. Mr. Marshall holds a B.A. in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall serves on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Marshall’s significant senior management and marketing experience, combined with his 15 years of service as a director on our Board, qualifies Mr. Marshall to continue to serve as our director.

Mr. Barrett joined the Board in November 2007. Mr. Barrett is the Chairman and co-owner of Machine Sciences Corporation, a private company he co-founded in July 2001 that specializes in the manufacturing of high precision machined parts for the aerospace and optics industries. Mr. Barrett also serves as Managing Partner of Barrett Hill Vineyards and Winery, a private company he founded in March 2005. In addition, Mr. Barrett has been a private investor since 1995. In July 1998, Mr. Barrett was appointed as a director and served as our Chairman from

December 1998 until our merger with PickAx, Inc. in November 2000. From January 1995 to November 1998, Mr. Barrett served as President and Owner of Oregon Pro Sport, a company that managed professional sports teams. From January 1991 to February 1994, Mr. Barrett served as President and co-owner of Supra Products, Inc., a manufacturer of high technology access control systems that was sold to Berwind Industries and General Electric in September 1994. Mr. Barrett received his B.A. in Accounting from Seattle Pacific University and his M.B.A. from the University of Rhode Island. Mr. Barrett serves on the Audit Committee and the Compensation Committee. The Board believes Mr. Barrett’s broad entrepreneurship and technology experience qualifies Mr. Barrett to continue to serve as our director.

Mr. Ballinger joined the Board in September 2009. Mr. Ballinger is Chairman of PageDNA, a privately held company based in Seattle, WA specializing in web-to-print software. Mr. Ballinger founded PageDNA in April 1997. From September 1991 to March 1997, Mr. Ballinger was a principal of Metagraphic, Inc., a Palo Alto based digital pre-media firm, and prior to that he was in sales with Pacific Lithograph Company of San Francisco. Mr. Ballinger holds a B.A. in History from Stanford University. Mr. Ballinger serves on the Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Ballinger’s executive and management experience in the technology industry qualifies Mr. Ballinger to continue to serve as our director.

Ms. Harvey joined the Board in September 2011. Ms. Harvey currently serves as Executive Director of the Institute for Entrepreneurial Studies of the College of Business of the University of Illinois at Chicago, as an Executive-in-Residence at UChicagoTech, the Center for Technology Development and Ventures of the University of Chicago, and has been an independent management consultant since April 2010. From January 2008 to March 2010, Ms. Harvey served as Executive Director at Wolfram Research Inc., a developer of technical computing software and other resources, and as Chief Executive Officer of Wolfram Solutions, which provides comprehensive solutions bundling professional services and Wolfram technologies. From December 2005 to December 2007, Ms. Harvey was an independent management consultant. Ms. Harvey served as President and Chief Executive Officer of TenFold Inc. (Nasdaq and OTC Bulletin Board: TENF), a provider of enterprise software solutions and an applications development platform, from January 2001 to November 2005, as a director of TENF from January 2001 to May 2006, as Chief Financial Officer of TENF from April 2002 to November 2005, and as Chief Operating Officer of TENF from July 2000 to January 2001. From October 1997 to May 2000, Ms. Harvey served as Executive Vice President of CSC Health Care Group, a global business vertical within the Computer Sciences Corporation (NYSE:CSC). Ms. Harvey holds a B.A. in Biology and Chemistry from the College of Creative Studies of the University of California, Santa Barbara; a Ph.D. in Chemical Physics from the University of Minnesota; and an M.B.A. from the Wharton School of the University of Pennsylvania. Ms. Harvey serves as Chairperson of the Audit Committee. The Board believes Ms. Harvey’s extensive senior executive experience in publicly listed technology companies, combined with her previous directorship experience in a publicly listed technology company, qualifies Ms. Harvey to serve as our director.

To the Company’s knowledge, with the exception of Mr. Chew and Mr. Koe, who are cousins, there are no family relationships between any of our directors and executive officers.

The Board’s Leadership Structure

The Board believes the interests of all stockholders are best served at the present time through a leadership model with a combined Chairman/Chief Executive Officer position. Mr. Koe, our current President and Chief Executive Officer was our Chairman prior to his appointment as an executive officer and possesses an in-depth knowledge of the Company and its operations in the United States and Europe, and has been instrumental in identifying various growth opportunities. The Board believes that these experiences and other insights put Mr. Koe in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to our stockholders. We do not have a Lead Independent Director. A majority of the Board is comprised of independent directors who provide strong leadership for the Board and each of the committees of the Board. Each independent director has access to the Company’s executives, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee. The independent directors meet from time to time, as deemed appropriate in their discretion, in their various capacities, and the Audit Committee members meet with our outside auditors on a regular basis. Further, the Board periodically reviews the Company’s leadership structure and retains authority to separate the positions of Chairman and Chief Executive Officer at any time.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company, including strategic and competitive risks, financial risks, legal risks and operational risks.

While the Board is responsible for appropriate risk oversight, Company management is responsible for the day-to-day risk management. The Company has robust processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management programs. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to the committees, which meet regularly and report back to the full Board. All committees, and especially the Audit Committee, play significant roles in carrying out the risk oversight function. In particular:

•                  The Audit Committee oversees risks related to the Company’s financial matters, including credit and liquidity risks, the financial statements and reporting process, accounting and legal matters. The Audit Committee members meet separately with representatives of the independent auditors.

•                  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

•                  The Nominating and Corporate Governance Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, and corporate governance profile. The Nominating and Corporate Governance Committee oversees the Company’s ethics programs, including the Code of Conduct, and is engaged in overseeing risks associated with succession planning for the Board and management.

Meetings and Committees of the Board of Directors

The Board currently has three (3) main committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board also has a Stock Committee, of which Mr. Koe is the sole member, and to which the authority has been delegated to grant equity incentives to non-executive employees and service providers and to determine the terms and conditions of such grants within the terms of the equity compensation plan.

The following describes each main committee, its current membership, the number of meetings held during the fiscal year ended March 31, 2013, and its function. All current members of these committees are non-employee directors.

The Board held ten (10) meetings during the fiscal year ended March 31, 2013. Each director, during his term, attended more than 75% of the meetings of the Board and of the committees on which he or she served. The Board has determined that all of its directors, other than Mr. Koe and Mr. Chew, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable rules of the listing standards of the NASDAQ Stock Market (“NASDAQ”). Mr. Chew was an “independent” director prior to joining the Company as an employee in September 2011, and he resigned as an employee effective July 31, 2013. Until January 17, 2013, the Company relied on the “Controlled Company” exemption set forth in Rule 5615(c)(2) of the NASDAQ listing standards because Mr. Koe served on both the Compensation Committee and the Nominating and Corporate Governance Committee. The Company was a “Controlled Company” as defined in such Rule because more than 50% of the voting power of the Company was held by Astoria. Following the closing of the Company’s acquisition of Storycode, Inc. on January 17, 2013, Astoria no longer held more than 50% of the voting power of the Company. Accordingly, Mr. Koe resigned from both the Compensation Committee and the Nominating and Corporate Governance Committee effective upon the closing of the acquisition of Storycode, Inc. Effective January 17, 2013, Mr. Barrett was appointed Chairman of the Compensation Committee and Mr. Marshall was appointed Chairman of the Nominating and Corporate Governance Committee.

The members of the Audit Committee are Ms. Harvey, Mr. Marshall and Mr. Barrett. The Audit Committee held four (4) meetings during the fiscal year ended March 31, 2013. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Board has adopted a written charter for the Audit Committee which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Audit Committee are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards. The Board has determined that Nancy M. Harvey qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

The members of the Compensation Committee are Mr. Barrett, Mr. Marshall and Mr. Ballinger. The Compensation Committee held four (4) meetings during the fiscal year ended March 31, 2013.  The Compensation Committee’s scope and authority includes reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters, including the annual goals, objectives and compensation of the Chief Executive Officer and our other executive officers, and administering the Company’s equity compensation plans and approving grants of equity compensation under such plans.  The Compensation Committee has the ability to delegate its authority to administer the Company’s equity compensation plans to a subcommittee.

The Compensation Committee did not retain a compensation consultant to advise them on compensation issues in the 2013 fiscal year.  When reviewing our overall compensation strategy and policies, the Compensation Committee reviews performance goals and objectives relating to compensation, reviews and advises the Board concerning regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of our executive compensation programs among comparable companies in our industry, and reviews the terms of any employment agreement, severance agreement and change of control protections for our executive officers.  The Compensation Committee considers recommendations from the Chief Executive Officer regarding total compensation for directors and the other executive officers, but does not delegate authority for such compensation decisions which are determined by the Compensation Committee and the full Board. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Compensation Committee are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards.

The members of the Nominating and Corporate Governance Committee are Mr. Marshall and Mr. Ballinger. The Nominating and Corporate Governance Committee held one (1) meeting during the fiscal year ended March 31, 2013. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. In addition, the Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Corporate Governance and Nominating Committee, are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards.

The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the Company’s voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to TigerLogic Corporation, attention: Corporate Secretary, 25A Technology Drive, Suite 100, Irvine, California 92618, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the Annual Meeting of Stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

The Company encourages all incumbent directors and nominees for election as director to attend the Annual Meeting of Stockholders. All of our directors attended the Annual Meeting of Stockholders on February 28, 2013.

Stockholder Communications with the Board

A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in written correspondence by letter to TigerLogic Corporation, attention Corporate Secretary, 25A Technology Drive, Suite 100, Irvine, California 92618. If such communication is intended for some, but not all, of the members of the Board, the intended recipients shall be clearly indicated in bold type at the beginning of the letter. Alternatively, a stockholder may communicate anonymously with the non-employee members of the Board via the website www.mysafeworkplace.com.

Stockholder Nominations for Director

Our Amended and Restated Bylaws provide that nominations for election to the Board may be made by the Board, any nominating committee of the Board or any stockholder entitled to vote for election of directors at the meeting. A stockholder who wishes to make a nomination must comply with the notice procedures set forth in Section 2.10 of our Amended and Restated Bylaws. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous Annual Meeting of the Stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an Annual Meeting or if the date of the Annual Meeting was changed more than thirty (30) days from the prior year). In the case of our next Annual Meeting, this notice must be received by us no later than October 30, 2014 and no earlier than September 30, 2014. Such notice must include the information specified in Section 2.10 of our Amended and Restated Bylaws, which is posted on our website at www.tigerlogic.com.

PROPOSAL TWO
RATIFICATION
OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected the accounting firm of KPMG LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2014. KPMG LLP was the independent auditor for the year ended March 31, 2013. A proposal to ratify the appointment of KPMG LLP for the current year will be presented at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The decision of the Audit Committee to appoint KPMG LLP was based on a careful consideration of the firm’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that such services will not impair the independence of the auditors.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

Voting Information

Although ratification by stockholders is not required by law, the Board has determined that it is good corporate governance to request ratification of this selection by the stockholders. Ratification of the selection requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the ratification of KPMG LLP as our independent auditors. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” approval of the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2014 unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection.

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed for the indicated services performed by KPMG LLP during the 2013 and 2012 fiscal years (in thousands).

Description of Services	2013	2012
Audit Fees	$651	$499
Audit-Related Fees	—	—
Tax Fees	9	9
All Other Fees	—	—
Total	$660	$508

Audit Fees. Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

Audit-Related Fees. Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, but which are not reported under “Audit Fees.” We did not incur any “Audit-Related Fees” in fiscal years 2013 and 2012.

Tax Fees. Tax Fees include professional services related to tax compliance, tax advice and tax planning and transfer pricing consultation, including but not limited to the preparation of federal and state tax returns.

All Other Fees. All other fees consist of fees billed for all other products and services. We did not incur any “All Other Fees” in fiscal years 2013 and 2012.

The Audit Committee pre-approved all of the services provided by KPMG LLP in fiscal years 2013 and 2012. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve audit and non-audit services to be provided to us by the independent auditor, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible.

The Audit Committee has determined that the rendering of all the services described above by KPMG LLP was compatible with maintaining the auditors’ independence.

PROPOSAL THREE
NON-BINDING ADVISORY APPROVAL

OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

The compensation of the named executive officers is described in the section of this Proxy Statement entitled “Executive Compensation and Other Information.”

The Compensation Committee designs the compensation program of the Company’s named executive officers to reward the achievement of the Company’s short-term and long-term objectives and relates the compensation to the value created for stockholders. The compensation program also reflects competition and best practices in the marketplace. The mix of compensation components is competitive with that of other companies of similar size and operational characteristics, links compensation to individual and corporate performance and encourages stock ownership by senior management. Based on their review of the total compensation of the Company’s named executive officers for fiscal year 2013, the Board and the Compensation Committee believe that the total compensation for each of the named executive officers is reasonable and effectively achieves the objective of aligning compensation with performance measures directly related to financial goals and creation of stockholder value without encouraging the named executive officers to take unnecessary or excessive risks.

For the reasons stated above, the Company is requesting your non-binding advisory approval of the following resolution:

“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the section of this Proxy Statement entitled Executive Compensation and Other Information.”

The stockholder vote on this proposal will be non-binding on the Company, the Board and Compensation Committee. The vote will not be construed as overruling a decision by the Company, the Board or the Compensation Committee. The vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Company, the Board or the Compensation Committee. Similarly, this stockholder vote does not limit or intend to limit stockholder rights to make other proposals related to executive compensation or other matters. The Board and the Compensation Committee value the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deem appropriate. The Company’s current policy is to provide stockholders with an opportunity to approve, on an advisory, non-binding basis, the compensation of the named executive officers every three years at the Annual Meeting of Stockholders.  The Company expects that such vote will next occur at the 2016 Annual Meeting of Stockholders.

The approval of this resolution requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. The Proxy Agents will vote your shares “FOR” the approval of the resolution unless instructions to the contrary are indicated in the enclosed proxy. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the approval of the resolution. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2013, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the named executive officers (defined below), and (iv) all of our current directors and executive officers as a group. The percentages in the following table are based on 30,086,036 shares of Common Stock, issued and outstanding as of December 31, 2013.

	Number of Shares of	Percent of Total
Name and Address(1)	Common Stock	Common Stock
5% Stockholders
Richard W. Koe (2)	14,959,556	49.7%
Astoria Capital Partners, LP (3)	14,894,956	49.5%
Directors and Officers
Philip D. Barrett (4)	355,231	1.2%
Gerald F. Chew (5)	367,499	1.2%
Douglas G. Marshall (6)	183,829	*
Douglas G. Ballinger (7)	69,999	*
Nancy M. Harvey (8)	43,332	*
Thomas G. Lim (9)	348,732	1.1%
All Directors and Executive Officers as a group (9 persons) (10)	16,393,330	52.6%

* Represents less than 1%

(1)        Except as otherwise indicated below, we believe the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table is c/o TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618.

(2)            Shares above consist of 14,894,956 shares of Common Stock beneficially owned by Astoria, and 64,600 shares of Common Stock beneficially owned by Mr. Koe and ACM through an investment fund managed by ACM. Mr. Koe is the President and sole stockholder of ACM, and Mr. Koe and ACM are the General Partners of Astoria.

(3)            The principal address of Astoria is 2316 SE Clatsop St., Milwaukie, Oregon 97202.

(4)            The principal address for Mr. Barrett is P.O. Box 1000, Camas, Washington 98607. Shares above consist of: (i) 209,141 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust; (ii) 29,141 shares of Common Stock owned by the Philip Barrett Family Charitable Trust; (iii) options to purchase 69,999 shares of Common Stock exercisable within 60 days of December 31, 2013, held by Mr. Barrett; and (iv) 46,950 shares of Common Stock held in trusts for the benefit of Mr. Barrett’s children as to which Mr. Barrett shares investment power and disclaims beneficial ownership.

(5)            Shares above include options to purchase 337,499 shares of Common Stock exercisable within 60 days of December 31, 2013, held by Mr. Chew.

(6)            Shares above include options to purchase 159,999 shares of Common Stock exercisable within 60 days of December 31, 2013, held by Mr. Marshall.

(7)            Shares above consist of options to purchase 69,999 shares of Common Stock exercisable within 60 days of December 31, 2013, held by Mr. Ballinger.

(8)            Shares above consist of options to purchase 43,332 shares of Common Stock exercisable within 60 days of December 31, 2013, held by Ms. Harvey.

(9)            Shares above include options to purchase 345,832 shares of Common Stock exercisable within 60 days of December 31, 2013, held by Mr. Lim.

(10)     Shares above include an aggregate of 1,091,812 shares of Common Stock issuable upon exercise of options exercisable within 60 days of December 31, 2013.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following sets forth certain information regarding our executive officers as of January 15, 2014:

Name	Age	Position
Richard W. Koe	57	Chairman, President and Chief Executive Officer
Thomas G. Lim	45	Chief Financial Officer, Vice President Finance, and Secretary
Justin T. Garrity	40	Senior Vice President, Postano

Please see Mr. Koe’s biography in the “Proposal One — Election of Directors” section above.

Mr. Lim has served as our Chief Financial Officer and Vice President, Finance since May 2006 and has served as Secretary since August 2006. Prior to joining TigerLogic, from March 2004 to May 2006, Mr. Lim served as the Director of Finance and Controller of WageWorks, Inc., an employee benefits administration firm. Mr. Lim served as the Director of Finance of DNA Sciences, Inc., a bio-research company, from October 2002 to January 2004, and as the Corporate Controller of Certive Corporation, a software company, from June 2000 to September 2002. Mr. Lim holds a B.S. in Accounting and Finance from the University of California, Berkeley, Haas School of Business and an M.B.A. from the University of California, Berkeley, Haas School of Business. Mr. Lim is a Certified Public Accountant in California (Inactive).

Mr. Garrity joined the Company through our acquisition of Storycode, Inc., a mobile app publishing studio, effective January 17, 2013, and was appointed as our Vice President, Product and Marketing.  Mr. Garrity was promoted as our Senior Vice President, Product and Marketing effective June 2013, and was recently appointed as our Senior Vice President of Postano, responsible for all Postano functions including product development, marketing, and sales.  Mr. Garrity has extensive experience in product design, experience design, branding, and marketing. Mr. Garrity served as Chief Creative Officer of Storycode, Inc. from January 2012 to January 2013, and as Director of User Experience at Webtrends, a provider of digital marketing solutions, from July 2008 to January 2012.  Mr. Garrity holds a B.F.A. from Northern Arizona University.

Executive Compensation

The following table sets forth the compensation of our named executive officers, which consist of (i) all persons serving as the chief executive officer during the fiscal year ended March 31, 2013 and (ii) the two most highly compensated executive officers serving as such at the end of the fiscal year ended March 31, 2013, in addition to the chief executive officer.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Option Awards ($)(2)		All Other Compensation ($)		Total ($)
Richard W. Koe,	2013	$240,000	$40,000	(3)	$—		$290	(4)	$280,290
President and Chief Executive Officer	2012	240,000	53,000	(5)	—		302	(4)	293,302
Thomas Lim,	2013	200,000	40,000	(3)	34,408	(6)	242	(4)	274,650
CFO, Vice President, Finance, and Secretary	2012	200,000	53,000	(5)	66,795	(7)	240	(4)	320,035
John H. Bramley,	2013	185,000	30,000	(3)	27,526	(8)	224	(4)	242,750
Former Vice President, Operations (10)	2012	185,000	40,000	(5)	53,436	(9)	233	(4)	278,669

(1)              Includes base salary amounts earned in each fiscal year. Includes amounts (if any) contributed at the named executive officer’s option under the Company’s 401(k) plan.

(2)                  Amounts shown do not reflect compensation actually received by the named executive officers. Instead, the amounts shown reflect the grant date fair value of options awarded in the fiscal year. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company’s Form 10-K filed on July 11, 2013 (Note 7, under the sub-heading “Stock-Based Compensation”). No shares were forfeited in any of the fiscal years presented of option awards received by the named executive officers. Upon completion of the transaction to divest the Company’s Multidimensional Database Management Systems (“MDMS”) business to Rocket Software, Inc., effective November 15, 2013, Mr. Bramley resigned his employment with the Company to join Rocket Software as the business executive responsible for managing the development and evolution of MDMS. As a result, Mr. Bramley’s shares ceased vesting on November 15, 2013 and his vested shares are subject to forfeiture if he elects not to exercise within the prescribed period, generally within 90 days of the termination date. The material terms of each option grant is further described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End Table” below.

(3)                  Represents a discretionary bonus earned by the named executive officer in the fiscal year ended March 31, 2013, but paid in April 2013.

(4)                  Represents insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officers.

(5)                 Represents a discretionary bonus earned by the named executive officer in the fiscal year ended March 31, 2012, but paid in May 2012.

(6)                  The option award for 25,000 shares was granted on May 1, 2012 at that date’s closing market price of $2.20 per share. The shares subject to the option vest monthly over a two year period, subject to Mr. Lim’s continued employment and subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below.

(7)                  The option award for 25,000 shares was granted on April 11, 2011 at that date’s closing market price of $4.23 per share. The shares subject to the option vest monthly over a two year period, subject to Mr. Lim’s continued employment. The option became fully vested as of April 11, 2013.

(8)                  The option award for 20,000 shares was granted on May 1, 2012 at that date’s closing market price of $2.20 per share. The shares subject to the option vest monthly over a two year period, subject to Mr. Bramley’s continued employment. As a result of Mr. Bramley’s resignation, the shares subject to the option ceased vesting on November 15, 2013 and vested shares of this option award are subject to forfeiture if he elects not to exercise within 90 days of the termination date.

(9)                  The option award for 20,000 shares was granted on April 11, 2011 at that date’s closing market price of $4.23 per share. The shares subject to the option vest monthly over a two year period, subject to Mr. Bramley’s continued employment. The option became fully vested on April 11, 2013. As a result of Mr. Bramley’s resignation, vested shares of this option award are subject to forfeiture if he elects not to exercise within 90 days of the termination date.

(10)           Mr. Bramley resigned his employment with the Company to join Rocket Software on November 15, 2013.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the outstanding equity awards held by each named executive officer as of March 31, 2013. The named executive officers did not exercise any options during the fiscal year ended March 31, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date(1)
Richard W. Koe	—		—		$—
Thomas Lim	150,000	(2)	—		3.25	5/30/2016
	100,000	(3)	—		2.70	6/12/2017
	21,874		3,126	(4)	2.50	9/29/2019
	23,958		1,042	(5)	4.23	4/11/2021
	10,416		14,584	(6)	2.20	5/1/2022
John H. Bramley	50,000		—		3.08	2/13/2014(9)
	100,000		—		2.53	2/13/2014(9)
	19,166		834	(7)	4.23	2/13/2014(7)
	8,333		11,667	(8)	2.20	2/13/2014(8)

(1)                  Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. The vesting of options granted to named executive officers may accelerate under specified conditions, as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below. Option grants are priced using the closing Nasdaq market price on the date of Board approval, unless the option grants are approved when the Nasdaq market is closed, in which case the option grants are priced using the closing price of the next Nasdaq trading date.

(2)                  This option was granted on May 30, 2006 and vests over four years. This option became fully vested on May 30, 2010.

(3)                  This option was granted on June 12, 2007 and vests over four years. This option became fully vested on June 12, 2011.

(4)                  This option was granted on September 29, 2009 and vests over four years, subject to Mr. Lim’s continued employment, with 25% of the shares vesting on September 29, 2010 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below. This option became fully vested on September 29, 2013.

(5)                  This option was granted on April 11, 2011 and vests monthly over two years, subject to Mr. Lim’s continued employment. This option became fully vested on April 11, 2013.

(6)                  This option was granted on May 1, 2012 and vests monthly over two years, subject to Mr. Lim’s continued employment.

(7)                  This option was granted on April 11, 2011 and vests monthly over two years, subject to Mr. Bramley’s continued employment. The option became fully vested on April 11, 2013. As a result of Mr. Bramley’s resignation, vested shares of this option award are subject to forfeiture if he elects not to exercise within 90 days of the termination date.

(8)                  This option was granted on May 1, 2012 and vests monthly over two years, subject to Mr. Bramley’s continued employment. As a result of Mr. Bramley’s resignation, vested shares of this option award are subject to forfeiture if he elects not to exercise within 90 days of the termination date.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Regardless of the reason for termination, a named executive officer is entitled to receive upon termination of employment amounts earned through the termination date, including, base salary and unused vacation pay, and the right to exercise any shares of options vested up to the executive’s termination date. The named executive officers are not otherwise entitled to any severance benefits upon voluntary resignation. Our Compensation Committee and Board of Directors determine whether any severance benefits are provided upon any voluntary termination on a case by case basis.

On April 8, 2009, in connection with the prior appointment of Richard W. Koe as Interim President and Chief Executive Officer, we entered into an employment agreement with Mr. Koe. This initial employment agreement provided that Mr. Koe would receive base compensation of $240,000 per year beginning April 1, 2009. Mr. Koe also was eligible to participate in our customary employee benefit plans. In connection with the closing of the acquisition of Storycode, and the change in Mr. Koe’s title to President and Chief Executive Officer effective January 17, 2013, we entered into an amended and restated employment and severance agreement with Mr. Koe. This amended agreement provides for the same base compensation of $240,000 per year, and Mr. Koe is eligible for a discretionary bonus and is eligible to participate in our customary employee benefit plans, including dental, vision, and disability insurance plans. In the event Mr. Koe is involuntarily terminated by us, which includes termination without cause or resignation due to specified reasons, as defined in the agreement, but does not include termination for cause or due to death or disability, Mr. Koe will be entitled to a lump sum severance payment in the amount of six months of his annual base salary, as then in effect, plus an additional month of annual base salary for each year of employment with us, up to an aggregate maximum of 12 months. In the event such termination occurs within 12 months following a change in control of the Company, in addition to the foregoing severance, Mr. Koe will be entitled to the acceleration of vesting of any then unvested equity incentive awards. Mr. Koe’s receipt of severance benefits will be contingent upon his signing and not revoking a general release in a commercially customary form prescribed by us. During his employment with us, Mr. Koe will continue to serve as the President of ACM as the Managing General Partner of Astoria, and as a director on our Board of Directors.

Effective April 23, 2006, we entered into an offer letter agreement with Mr. Lim. In connection with the closing of the acquisition of Storycode, effective January 17, 2013, we entered into an amended and restated employment and severance agreement with Mr. Lim. This amended agreement provides for the same base compensation of $200,000 per year, and Mr. Lim is eligible for a discretionary bonus and is eligible to participate in our customary employee benefit plans, including dental, vision, and disability insurance plans. In the event Mr. Lim is involuntarily terminated by us, which includes termination without cause or resignation due to specified reasons, as defined in the agreement, but does not include termination for cause or due to death or disability, Mr. Lim will be entitled to a lump sum severance payment in the amount of six months of his annual base salary, as then in effect, plus an additional month of annual base salary for each year of employment with the Company, up to an aggregate maximum of 12 months. In the event such termination occurs within 12 months following a change in control of the Company, in addition to the foregoing severance, Mr. Lim will be entitled to the acceleration of vesting of any then unvested equity incentive awards. Mr. Lim’s receipt of severance benefits will be contingent upon his signing and not revoking a general release in a commercially customary form prescribed by us.

Director Compensation

We reimburse directors for travel and other out-of-pocket expenses incurred in attending Board meetings. Until June 2009, we did not pay cash compensation to our directors. On June 3, 2009, the Board approved a compensation program for the non-employee members of the Board effective that same date that provides for the following cash payments. Each non-employee director will be entitled to receive $1,000 for each Board meeting attended in-person; $500 for each Board meeting attended telephonically; and $250 for each meeting of the Committees of the Board. On April 7, 2010, the Board adopted a compensation program for the non-employee members of the Board effective that same date that provides for: (1) the continuation of the cash payments for meeting attendance that was adopted on June 3, 2009 as described above, and (2) an equity incentive compensation for their services on the Board and the Committees of the Board. Under the equity incentive compensation program, each non-employee director will receive an annual stock option grant of 10,000 shares of our common stock on the first business day immediately following the date of each Annual Meeting of Stockholders. Any non-employee director newly elected to the Board will receive an initial stock option grant of 25,000 shares of our common stock on the first business day immediately following the date of the election. A director first elected to the Board at any Annual Meeting will receive the initial grant, but not the annual grant on the date following the Annual Meeting at which he or she will have been elected. All of the options granted to non-employee directors will vest monthly over a three-year period and, in accordance with our existing policy, will be subject to 100% acceleration in the event of a Corporate Transaction, as described below.

Richard W. Koe, our Chairman and President and Chief Executive Officer, is not eligible to participate in this compensation program for so long as he is an employee of ours. Gerald F. Chew served as our Senior Vice President, Corporate and Product Development from September 1, 2011 until July 31, 2013 and was not eligible to participate in this compensation program during that period.

The Board will annually evaluate and consider whether to maintain or modify the compensation program for the non-employee directors.

Director Compensation Table

The following table sets forth the compensation for our directors for the fiscal year ended March 31, 2013. The directors did not exercise any options during the fiscal year ended March 31, 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)		Total ($)
Richard W. Koe(3)	$—	$—		$—
Gerald F. Chew(4)	—	—		—
Douglas G. Marshall	5,250	11,788	(5)	17,038
Philip D. Barrett	6,250	11,788	(6)	18,038
Douglas G. Ballinger	5,000	11,788	(7)	16,788
Nancy M. Harvey(8)	6,250	11,788	(8)	18,038

(1)                  Represents cash payments made to each non-employee director for attending Board and Committee meetings in the fiscal year ended March 31, 2013, in accordance with the compensation program described above.

(2)                  Amounts shown do not reflect cash compensation actually received by the directors. Instead, the amounts shown reflect the grant date fair value of options awarded in the fiscal year ended March 31, 2013. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company’s Form 10-K filed on July 11, 2013 (Note 7, under the sub-heading “Stock-Based Compensation”). For all options awarded to directors, 100% of the shares subject to the options granted may immediately vest in the event of a Corporate Transaction, defined as any of the following transactions: (a) a merger or consolidation in which we are not the surviving entity, except for a transaction the principal purpose of which is to change the state in which we are incorporated; (b) the sale, transfer or other disposition of all or substantially all of our assets (including the capital stock of subsidiary corporations);

(c) approval by our stockholders of any plan or proposal for our complete liquidation or dissolution; (d) any reverse merger in which we are the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (e) acquisition by any person or related group of persons (other than us or by an employee benefit plan sponsored by us) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities.

(3)                  Mr. Koe’s security ownership is described in section entitled “Security Ownership of Certain Beneficial Owners and Management.” Mr. Koe was appointed President and Chief Executive Officer on January 17, 2013.  Mr. Koe previously served as Interim President and Chief Executive Officer since February 26, 2009. Mr. Koe continues to serve as Chairman of the Board.

(4)                  Mr. Chew served as our Senior Vice President, Corporate and Product Development from September 1, 2011 until July 31, 2013 and was not eligible to participate in our director compensation program during that period.

(5)                  Corresponds to an option grant on March 1, 2013 for 10,000 shares that vest monthly over three years, subject to Mr. Marshall’s continued service. Mr. Marshall held a total of 170,000 outstanding option awards as of March 31, 2013.

(6)                  Corresponds to an option grant on March 1, 2013 for 10,000 shares that vest monthly over three years, subject to Mr. Barrett’s continued service. Mr. Barrett held a total of 80,000 outstanding option awards as of March 31, 2013. Mr. Barrett’s security ownership is described “Security Ownership of Certain Beneficial Owners and Management.”

(7)                  Corresponds to an option grant on March 1, 2013 for 10,000 shares that vest monthly over three years, subject to Mr. Ballinger’s continued service. Mr. Ballinger held a total of 80,000 outstanding option awards as of March 31, 2013.

(8)                  Corresponds to an option grant on March 1, 2013 for 10,000 shares that vest monthly over three years, subject to Ms. Harvey’s continued service. Ms. Harvey held a total of 60,000 outstanding option awards as of March 31, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file certain reports of ownership and changes in ownership of our securities with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from these persons that no other reports were required during the fiscal year ended March 31, 2013, all reports required to be filed during the fiscal year ended March 31, 2013 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% beneficial owners were timely filed.

Certain Relationships and Related Party Transactions

A description of the terms of the employment and compensation agreements and arrangements between us and Messrs. Koe and Lim may be found under the caption “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” hereof.

We have entered into our standard form of indemnification agreement with each of our directors and executives.

It is our current policy that all transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended March 31, 2013.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

The Audit Committee also has received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board, and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013 filed with the SEC on July 11, 2013.

The Audit Committee also has considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

Respectfully submitted by:

Nancy M. Harvey

Douglas G. Marshall
Philip D. Barrett

***

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the Company, which may be amended from time to time. Proposals of stockholders intended to be presented at the Company’s next Annual Meeting of Stockholders must be received by the Company (Attention: Secretary, at the principal offices of the Company) no later than September 30, 2014, for inclusion in the Company’s proxy statement and form of proxy for that meeting. If you intend to present a proposal at our 2014 Annual Meeting of Stockholders, but you do not intend to have it included in our 2014 proxy statement, you must provide written notice of the stockholder proposal to the Company (Attention: Secretary, at the principal offices of the Company) no later than September 30, 2014.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the Company’s recent reports on Form 10-K and Form 10-Q as filed with the SEC will be provided to stockholders without charge upon written or oral request to Thomas Lim, Chief Financial Officer, TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618, telephone number (949) 442-4400. Copies may also be obtained from the Company’s website at www.tigerlogic.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

This year, brokers with account holders who are TigerLogic Corporation stockholders may be “householding” our proxy materials. A single annual report and proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement or, alternatively, if you wish to receive a single copy of the material instead of multiple copies, please notify your broker and direct your request to Thomas Lim, Chief Financial Officer, TigerLogic Corporation, 25A Technology Drive, Suite 100, Irvine, California 92618, telephone number (949) 442-4400.

By Order of the Board of Directors,
/s/ Richard W. Koe
Richard W. Koe
Chairman of the Board
January 28, 2014
Irvine, California

REVOCABLE PROXY

TIGERLOGIC CORPORATION

ANNUAL MEETING OF STOCKHOLDERS — FEBRUARY 27, 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Koe and Thomas Lim, and each of them, with full power of substitution as proxies and agents (the “Proxy Agents”), in the name of the undersigned, to attend the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation (the “Company”), to be held at the Sheraton Sunnyvale Hotel, 1100 North Mathilda Avenue, Sunnyvale, California 94089 on Thursday, February 27, 2014 at 10:00 a.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

Comments:

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT  NOTICE  REGARDING  THE  AVAILABILITY  OF  PROXY  MATERIALS  FOR  THE  STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 27, 2014.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/4347

FOLD HERE — PLEASE DO NOT DETACH — PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

		For	Withhold	For All Except
1.	To elect two (2) Class III directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified.	☐	☐	☐

Nominees: Gerald F. Chew and Nancy M. Harvey

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2014.	For ☐	Against ☐	Abstain ☐

		For	Against	Abstain
3.	To approve, on an advisory and non-binding basis, compensation of the Company’s named executive officers.	☐	☐	☐

The Board of Directors recommends a vote FOR proposals One, Two, and Three.

In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS A VOTE FOR PROPOSALS ONE, TWO, AND THREE.

Receipt of Notice of Annual Meeting of Stockholders, Annual Report for the year ended March 31, 2013 and Proxy Statement dated January 28, 2014, is hereby acknowledged by the undersigned.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer.

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